SUPPLEMENT DATED MARCH 4, 1998
                                     TO THE
          PRINCIPAL VARIABLE ANNUITY PROSPECTUS DATED DECEMBER 29, 1997

The prospectus dated December 29, 1997 for the above referenced contract is amended by deleting the last paragraph on page 20 and inserting the following in lieu thereof:

No surrender charge will be imposed where prohibited by state law, including:

     a) State of New Jersey - no surrender charge will be imposed upon full surrender on or after the later of the Annuitant's age 64 or 4 years after the Contract Date.

     b) State of Washington - no surrender charge will be imposed upon full surrender on or after the later of the Annuitant's age 70 or 10 years after the Contract Date.

RF 581 S-4


                     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT B


                   FLEXIBLE VARIABLE ANNUITY ("FVA") CONTRACT


        Issued by Principal Mutual Life Insurance Company (the "Company")






                         Prospectus dated ______________





This Prospectus concisely sets forth information about Principal Mutual Life Insurance Company Separate Account B and the Flexible Variable Annuity Contract (the "Contract") that an investor ought to know before investing. It should be read and retained for future reference.

Contributions to the Contract are not deposits or obligations of, or guaranteed by or endorsed by any bank nor are contributions to the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.


Additional information about the Contract, including a Statement of Additional Information, dated ________, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears on page __ of this Prospectus. A copy of the Statement of Additional Information can be obtained, free of charge, upon request by writing or telephoning:




                                Variable Annuity
                          The Principal Financial Group
                                  P.O. Box 9382
                            Des Moines, IA 50306-9382
                            Telephone: 1-800-247-9988



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



This Prospectus is valid only when accompanied by the current prospectus for the Principal Variable Contracts Fund, Inc. These prospectuses should be kept for future reference.

                                TABLE OF CONTENTS
                                                                         Page
Glossary of Special Terms ..............................................    3
Expense Table and Example...............................................    5
Summary  ..............................................................     6
Condensed Financial Information.........................................    9
Description of Principal Mutual Life Insurance Company .................   10
Principal Mutual Life Insurance Company Separate Account B .............   11
Mutual Funds............................................................   11
Surplus Distribution at Sole Discretion of the Company .................   12
The Contract ...........................................................   12
   Purchasing a Contract................................................   12
     Purchase Payment Limitations.......................................   12
     Allocation of Purchase Payments....................................   13
     Right to Examine the Contract......................................   13
     Exchange Credit....................................................   13
   Prior to the Retirement Date.........................................   14
     Determining the Accumulated Value of the Contract..................   14
     Allocation of Purchase Payments....................................   15
     Transfers..........................................................   15
     Automatic Portfolio Rebalancing....................................   15
     Telephone Services.................................................   16
     Total and Partial Surrenders.......................................   16
     Benefit Payable on Death of Annuitant or Owner.....................   17
   After the Retirement Date............................................   19
     Retirement Date ...................................................   19
     Benefit Options ...................................................   19
     Death of Annuitant or Other Payee..................................   20
Charges and Deductions .................................................   20
   Annual Fee...........................................................   20
   Mortality and Expense Risks Charge ..................................   21
   Transaction Fee......................................................   21
   Premium Taxes .......................................................   21
   Surrender Charge.....................................................   21
   Administrative Expense Charge........................................   23
   Special Provisions for Group or Sponsored Arrangements...............   23
Fixed Account...........................................................   23
   General Description .................................................   24
   Fixed Account Value .................................................   24
   Fixed Account Transfers, Total and Partial Surrenders................   24
General Provisions .....................................................   25
   The Contract.........................................................   25
   Postponement of Payments.............................................   25
   Misstatement of Age or Sex and Other Errors..........................   25
   Assignment ..........................................................   25
   Change of Owner......................................................   25
   Beneficiary..........................................................   25
Reports  .............................................................     26
Rights Reserved by the Company..........................................   26
Distribution of the Contract............................................   26
Performance Calculation.................................................   26
Voting Rights...........................................................   27
Federal Tax Matters.....................................................   28
   Non-Qualified Contracts..............................................   28
   Required Distributions for Non-Qualified Contracts...................   29
   IRA, SEP, SAR/SEP, SIMPLE-IRA and ROTH IRA...........................   29
   Withholding..........................................................   29
   Mutual Fund Diversification..........................................   29
State Regulation........................................................   30
Legal Opinions..........................................................   30
Legal Proceedings.......................................................   30
Registration Statement..................................................   30
Other Variable Annuity Contracts........................................   30
Independent Auditors....................................................   30
Financial Statements....................................................   30
Contractholders' Inquiries..............................................   30
Table of Contents of the Statement of Additional Information..........     31
Appendix A............................................................     32


This Prospectus does not constitute an offer of, or solicitation of any offer to acquire, any interest in the Contract in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contract other than those contained in this Prospectus.

GLOSSARY OF SPECIAL TERMS

Account -- Series or portfolio of a Mutual Fund in which a Separate Account Division invests.

Accumulated Value -- An amount equal to the Fixed Account Value plus the Separate Account Value.

Anniversary -- The same date and month of each year following the Contract Date.

Annual Fee -- A charge deducted once each Contract Year prior to the Retirement Date, either on the last day of the Contract Year or the date the Contract is surrendered in full (a total redemption).

Annuitant -- The person, including any Joint Annuitant, on whose life the Benefit Option payment is based. This person may or may not be the Owner.

Benefit Option -- The options described in the Benefit Options section of this Prospectus.

Contract Date -- The date the contract is issued as shown on the current Data Page of the contract.

Contract Year -- The one-year period beginning on the Contract Date and ending one day before the Anniversary and any subsequent one-year period beginning on an Anniversary.

     Example: If the Contract Date is June 5, 2000, the first Contract Year ends on June 4, 2001, and the first Anniversary falls on June 5, 2001. The second Contract Year ends on June 4, 2002, and the second Anniversary falls on June 5, 2002, etc.

Critical Need -- The Owner's or Annuitant's confinement to a Health Care Facility, Terminal Illness diagnosis or Total and Permanent Disability.

Division -- A part of the Separate Account to which Purchase Payments may be allocated which invests in shares of an account of a Mutual Fund. The value of an investment in a Division is variable and not guaranteed. Division may sometimes be referred to as a Subaccount.

Fixed Account -- An account to which Purchase Payments may be allocated which earns guaranteed interest.

Fixed Account Value -- The amount of an Owner's Accumulated Value which is in the Fixed Account.

Health Care Facility -- A licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility that primarily provides drug or alcohol treatment, or a facility owned or operated by the Owner or Annuitant or a member of their immediate families.

Internal Revenue Code -- The Internal Revenue Code of 1986, as amended, and regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.

Joint Annuitant -- An additional Annuitant. The Joint Annuitants must be husband and wife, and must be named as Owner and Joint Owner. Any reference to the Annuitant's death means the death of the last surviving Annuitant. (Joint Annuitants are not permitted in New Jersey, New York or Pennsylvania.)

Joint Owners -- An Owner who has an undivided interest with the right of survivorship in this contract with another Owner. The Joint Owners must be husband and wife, and must be named as Annuitant and Joint Annuitant. Any reference to the Owner's death means the death of the last surviving Owner. Joint ownership is not available for Contracts issued to residents of New Jersey, Pennsylvania or New York.

Mutual Fund -- A registered open-end investment company in which a Division invests.

Net Investment Factor -- The factor used to determine the change in the value of a Unit during a Valuation Period.

Notice -- Any form of written communication received by the Company at its home office or in another form approved in advance by the Company.

Owner -- The person, including any Joint Owner, who owns all rights and privileges of this contract. If the Owner is not a natural person, the Owner must be an entity with its own taxpayer identification number.

Purchase Payments -- The gross amount contributed to the Contract less any applicable premium taxes or similar governmental assessments.

Retirement Date -- The date the Owner's Accumulated Value is applied, under a Benefit Option, to make income payments.

Separate Account B -- An account established by the Company under Iowa law to receive Purchase Payments under the Contract and other contracts issued by the Company. It is divided into Divisions, each of which invests in shares of an Account of a Mutual Fund.
Divisions may be added, eliminated or combined in the future.

Separate Account Value -- The amount of an Owner's Accumulated Value in all the Divisions of the Separate Account.

Surrender Charge -- The charge deducted upon any partial or total surrender of the Contract before the Retirement Date.

Terminal Illness -- A sickness or injury that results in the Owner's or Annuitant's life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is provided to the Company.

Total and Permanent Disability -- A disability that occurs after the Contract Date and that qualifies the Owner or Annuitant to receive Social Security disability benefits.

Transaction Fee -- A charge deducted due to unscheduled partial surrenders from the Contract after the first such surrender in a Contract Year and from unscheduled transfers from a Separate Account Division after the twelfth such transfer in a Contract Year.

Unit -- The accounting measure used to calculate the value of the Separate Account Value prior to the Retirement Date.

Unit Value -- A measure used to determine the value of an investment in a Division.

Valuation Date -- The date as of which the net asset value of a Mutual Fund is determined.

Valuation Period -- The period of time between when the net asset value of a Mutual Fund is determined on one Valuation Date and when such value is determined on the next following Valuation Date.

EXPENSE TABLE AND EXAMPLE

     The following tables depict fees and expenses applicable to the Contract. The example below should not be considered a representation of past or future expenses; actual expenses may be greater or less than those shown. See "Charges and Deductions."

                                  EXPENSE TABLE
   Transaction Expenses
     Sales Load Imposed on Purchases
       (as a percentage of Purchase Payments)          None

   Surrender Charge (as a percentage       Number of Completed Contract Years Since        Surrender Charge Applied to all Purchase
   of amount surrendered)                  Purchase Payment was made                       Payments Received in that Contract Year
                                                0 (year of Purchase Payment)                         6%
                                                1                                                    6%
                                                2                                                    6%
                                                3                                                    5%
                                                4                                                    4%
                                                5                                                    3%
                                                6                                                    2%
                                                7 and later                                          0%

     Transaction Fee (a)       No fee on  first unscheduled  partial
                               surrender during  a  Contract   Year;
                               $30 on each unscheduled surrender thereafter.

   Annual Contract Fee         The lesser of $30 or 2% of the Accumulated Value.

   Separate Account Annual Expenses (b)
     (as a percentage of average account value)
     Mortality and Expense Risks Fees                         1.25%
     Other Separate Account Expenses                           0

     Total Separate Account Annual
       Expenses                                               1.25%

   Annual Expenses of Accounts
     (as a percentage of average net assets)
                                                Management                                          Total Account
                                                   Fees                  Other Expenses            Annual Expenses


   Aggressive Growth Account                       .80%                     .02%                       .82%
   Asset Allocation Account                        .80%                     .09%                       .89%
   Balanced Account                                .59%                     .02%                       .61%
   Bond Account                                    .50%                     .02%                       .52%
   Capital Value Account                           .46%                     .01%                       .47%
   Government Securities Account                   .50%                     .02%                       .52%
   Growth Account                                  .49%                     .01%                       .50%
   International Account                           .74%                     .13%                       .87%
   International SmallCap Account                 1.20%                     .06%                      1.26%(c)
   MicroCap Account                               1.00%                     .06%                      1.06%(c)
   MidCap Account                                  .62%                     .02%                       .64%
   MidCap Growth Account                           .90%                     .06%                       .96%(c)
   Money Market Account                            .50%                     .05%                       .55%
   Real Estate Account                             .90%                     .06%                       .96%(c)
   SmallCap Account                                .85%                     .06%                       .91%(c)
   SmallCap Growth Account                        1.00%                     .06%                      1.06%(c)
   SmallCap Value Account                         1.10%                     .06%                      1.16%(c)
   Utilities Account                               .60%                     .06%                       .66%(c)


     (a) $30 transaction fee will be assessed on each unscheduled transfer after the twelfth such transfer during a Contract Year.
     (b) The Company has reserved the right to assess a daily administrative charge at a nominal annual rate of .15% of the average daily net assets of each Division of the Separate Account.
     (c) Estimated Expenses.

                                     EXAMPLE
                                            Separate Account Division          1 Year     3 Years    5 Years   10 Years

   If you surrender your contract at the   Aggressive Growth Division            $83       $120        $148      $243
   end of the applicable time period:      Asset Allocation Division             $84       $122        $151      $251
                                           Balanced Division                     $81       $114        $137      $221
     You would pay the following           Bond Division                         $80       $112        $133      $212
     expenses on a $1,000 investment,      Capital Value Division                $80       $110        $130      $207
     assuming 5% annual return on assets:  Government Securities Division        $80       $112        $133      $212
                                           Growth Division                       $80       $111        $132      $210
                                           International Division                $84       $122        $150      $249
                                           International SmallCap Division       $87       $133         N\A       N\A
                                           MicroCap Division                     $85       $127         N\A       N\A
                                           MidCap Division                       $81       $115        $139      $225
                                           MidCap Growth Division                $84       $124         N\A       N\A
                                           Money Market Division                 $81       $113        $134      $215
                                           Real Estate Division                  $84       $124         N\A       N\A
                                           SmallCap Division                     $84       $123         N\A       N\A
                                           SmallCap Growth Division              $85       $127         N\A       N\A
                                           SmallCap Value Division               $82       $130         N\A       N\A
                                           Utilities Division                    $82       $116         N\A       N\A

   If you annuitize at the end of the      Aggressive Growth Division            $21        $66        $113      $243
   applicable time period or do not        Asset Allocation Division             $22        $68        $117      $251
   surrender your contract:                Balanced Division                     $19        $59        $102      $221
                                           Bond Division                         $18        $57         $98      $212
                                           Capital Value Division                $18        $55         $95      $207
     You would pay the following           Government Securities Division        $18        $57         $98      $212
     expenses on a $1,000 investment,      Growth Division                       $18        $56         $97      $210
     assuming 5% annual return on assets:  International Division                $22        $67         $116     $249
                                           International SmallCap Division       $26        $79         N\A       N\A
                                           MicroCap Division                     $24        $73         N\A       N\A
                                           MidCap Division                       $20        $60        $104      $225
                                           MidCap Growth Division                $23        $70         N\A       N\A
                                           Money Market Division                 $19        $58         $99      $215
                                           Real Estate Division                  $23        $70         N\A       N\A
                                           SmallCap Division                     $22        $69         N\A       N\A
                                           SmallCap Growth Division              $24        $73         N\A       N\A
                                           SmallCap Value Division               $25        $76         N\A       N\A
                                           Utilities Division                    $20        $61         N\A       N\A

The purpose of the above table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the expenses of the Accounts in which the Separate Account invests. In certain circumstances, state premium taxes will also be applicable. See "Charges and Deductions."

SUMMARY

The following summary should be read in conjunction with the detailed information in this Prospectus. This Prospectus generally describes only the portion of the Contract involving the Separate Account. For a brief description of the Fixed Account, please refer to the heading "Fixed Account" in this Prospectus.


The Flexible Variable Annuity Contract (also known as the Principal Variable Annuity Contract) (the "Contract") described in this Prospectus is designed to provide individuals with retirement benefits in connection with (1) Individual Retirement Annuity plans or programs ("IRA Plans"), Roth IRA Plans, Simplified Employee Pension Plans ("SEPs"), Salary Reduction Simplified Employee Pension Plans ("SAR/SEPs") and Savings Incentive Match Plan for Employees ("SIMPLE") IRAs adopted pursuant to Section 408 of the Internal Revenue Code and (2) non-qualified retirement plans.


Minimum Investment Amount

For Contracts issued in connection with non-qualified retirement plans, the initial Purchase Payment must be at least $2,500. The initial Purchase Payment for all other Contracts must be at least $1,000. The minimum subsequent investment is $100. A $100 monthly minimum for initial and subsequent investments is available for Contracts to which Purchase Payments are made on a monthly basis through a payroll deduction plan or through an account of bank or similar financial institution under an Automatic Investment Program. Forms and preauthorized check agreements to establish an Automatic Investment Program are available from Princor Financial Services Corporation. For Contracts which are issued in connection with a retirement plan covering more than four people, the initial and subsequent monthly Purchase Payment under each Contract must at all times average at least $100 and in no case be less than $50. The Company reserves the right to terminate a Contract and distribute the Accumulated Value, less any applicable charges, if no Purchase Payments are paid during two consecutive calendar years and the Accumulated Value or total Purchase Payments less partial surrenders and applicable surrender charges is less than $2,000. See "Purchase Payment Limitations."

The initial Purchase Payment is allocated, as specified by the Owner in the Contract application, among one or more of the Divisions of the Separate Account, or to the Fixed Account, or to both. Subsequent Purchase Payments are allocated in the same way, or pursuant to different allocation percentages that the Owner may subsequently specify.

Separate Account Investment Options

Each of the Divisions of the Separate Account invests in shares of a corresponding Account in the Principal Variable Contracts Fund, Inc. The Accumulated Value in each of the Divisions of the Separate Account will vary to reflect the investment experience of each of the corresponding Accounts as well as deductions for certain charges.


Each Account has a separate and distinct investment objective and is managed by Principal Management Corporation, ("Manager"). For providing investment management services to the Accounts of the Principal Variable Contracts Fund, Inc.(the "Fund"), the Manager receives fees from each Account based on the average daily net assets of the Account. Each Account also bears most of its other expenses. A full description of Accounts and their investment objectives, policies and risks can be found in the current Prospectus for the Principal Variable Contracts Fund, Inc., which accompanies this Prospectus.


Transfers

Subject to restrictions described in this Prospectus, an Owner can transfer all or part of the Accumulated Value among the Contract's investment options prior to the Retirement Date. Transfers from one Division to another or into the Fixed Account can be made by the Owner on an unscheduled or scheduled basis. Owners may transfer limited amounts once each Contract Year from the Fixed Account to the Separate Account or may elect to make scheduled monthly transfers.

Total or Partial Surrenders

All or part of the Accumulated Value of a Contract may be surrendered by the Owner prior to the Retirement Date. Amounts surrendered may be subject to a Surrender Charge and total surrenders will be subject to the Annual Fee, if applicable. The Surrender Charge does not apply to certain withdrawals including the withdrawal during any Contract Year of an amount not to exceed the greater of the earnings in the Contract or 10% of the Purchase Payments otherwise subject to the Surrender Charge. See "Total and Partial Surrenders," "Surrender Charge" and "Annual Fee." Particular attention should be paid to the tax implications of any surrender, including possible penalties for premature distributions. See "Federal Tax Matters."

Charges and Deductions

 The Company deducts daily charges at a rate of 1.25% per year of the value of the average net assets of the Separate Account for the mortality and expense risks it assumes. The Company has reserved the right to assess a daily charge at a rate of .15% per year of the value of the average net assets in the Separate Account to cover certain administrative expenses. See "Mortality and Expense Risks Charge" and "Administrative Expense Charge."

To permit investment of the entire Purchase Payment, the Company does not deduct sales charges at the time of investment. However, a Surrender Charge is imposed on certain total or partial surrenders of the Contract to help defray expenses relating to the sale of the Contract, including commissions to registered representatives and other promotional expenses. Certain amounts may be surrendered without the imposition of any Surrender Charge. See "Surrender Charge."

There is also an Annual Fee for Contract administration and maintenance. This charge is the lesser of $30 or 2% of the Owner's Accumulated Value (subject to any applicable state law limitations) and is deducted on each Anniversary and upon total surrender of the Contract. This charge is not deducted during the Benefit Option period. The Company currently waives the Annual Fee for Contracts that have an Accumulated Value on the last day of the Contract Year of at least $30,000.

Certain states and other jurisdictions impose premium taxes or similar assessments upon the Company, either at the time Purchase Payments are made or when the Accumulated Value is surrendered or applied under a Benefit Option. The Company reserves the right to deduct an amount from Purchase Payments or Accumulated Value to cover such taxes or assessments, if any, when applicable.

Benefit Option Payments

The Contract provides several types of fixed payment Benefit Options to Annuitants or their Beneficiaries. The Owner has considerable flexibility in choosing the Retirement Date. However, the tax implications of distributions must be carefully considered, including the possibility of penalties for commencing benefits either too soon or too late. See "Benefit Options" and "Federal Tax Matters."

Death Benefit

In the event that the Annuitant or Owner dies prior to the Retirement Date, an enhanced death benefit is payable to the Beneficiary of the Contract. The death benefit may be paid as either a single sum cash benefit or under a Benefit Option. See "Benefit Payable on Death of Annuitant or Owner." In the event the Annuitant dies on or after the Retirement Date, the Beneficiary will receive only any continuing payments which may be provided by the Benefit Option in effect.

Right to Examine the Contract

The Owner has a right to examine the Contract. The Owner can cancel the Contract by delivering or mailing it, together with a written request, to the Company's home office or to the sales representative through whom it was purchased, before the close of business on the tenth day (or such later date as provided by applicable state law) after receipt of the Contract. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by the Company on the date postmarked. The Company will return either all Purchase Payments made, without interest or appreciation, or the Accumulated Value of the Contract, whichever is required by applicable state law.

Tax Implications

The tax implications for Owners, Annuitants and Beneficiaries can be quite important. A brief discussion of some of these is set out under "Federal Tax Matters" in this Prospectus, but such discussion is not comprehensive. Therefore, an Owner should consider these matters carefully and consult a qualified tax advisor before making Purchase Payments or taking any other action in connection with the Contract. Failure to do so could result in serious adverse tax consequences which might otherwise have been avoided.

Questions and Other Communications

Any question about procedures or the Contract should be directed to a sales representative, or the Company's home office: Variable Annuity, The Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382; 1-800-247-9988.
Purchase Payments and written requests should be mailed or delivered to the same home office address. All communications should include the Contract number, the Owner's name and, if different, the Annuitant's name.

Any Purchase Payment or other communication, except a cancellation notice described above under "Right to Examine the Contract," is deemed received at the Company's home office on the actual date of receipt there in proper form unless received (1) after the close of regular trading on the New York Stock Exchange, or (2) on a date that is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Total or Partial Surrenders

An Owner may withdraw cash from the Contract at any time prior to the Retirement Date subject to any charges that may be applied. See "Total and Partial Surrenders." Note that withdrawals before age 59 1/2 may involve an income tax penalty. See "Federal Tax Matters."

CONDENSED FINANCIAL INFORMATION

     Financial   statements   are  included  in  the   Statement  of  Additional
Information. Following are Unit Values for the Flexible Variable Annuity Contract for the periods ended December 31.

                                             Accumulation Unit Value           Number of Accumulation Units

                                            Beginning         End              Outstanding at End of Period
                                            of Period      of Period                  (in thousands)

     Aggressive Growth Division
       Year Ended December 31
         1997                                18.340           23.689                     6,077
         1996                                14.503           18.340                     3,971
         1995                                10.184           14.503                     1,324
       Period Ended December 31, 1994 (1)    10.075           10.184                       362
     Asset Allocation Division
       Year Ended December 31
         1997                                13.260           15.478                     3,134
         1996                                11.891           13.260                     2,264
         1995                                 9.978           11.891                       912
       Period Ended December 31, 1994 (1)    10.075            9.978                       303
     Balanced Division
       Year Ended December 31
         1997                                13.708           15.966                     6,717
         1996                                12.270           13.708                     4,661
         1995                                 9.972           12.270                     1,373
       Period Ended December 31, 1994 (1)    10.266            9.972                       370
     Bond Division
       Year Ended December 31
         1997                                12.275           13.408                     5,017
         1996                                12.143           12.275                     3,872
         1995                                10.064           12.143                     1,401
       Period Ended December 31, 1994 (1)    10.050           10.064                       301
     Capital Value Division
       Year Ended December 31
         1997                                16.261           20.642                     9,320
         1996                                13.333           16.261                     6,267
         1995                                10.234           13.333                     2,232
       Period Ended December 31, 1994 (1)    10.328           10.234                       699
     Government Securities Division
       Year Ended December 31
         1997                                11.969           13.049                     5,946
         1996                                11.728           11.969                     5,443
         1995                                 9.973           11.728                     2,023
       Period Ended December 31, 1994 (1)    10.133            9.973                       572
     Growth Division
       Year Ended December 31
         1997                                14.411           18.070                     7,898
         1996                                12.970           14.411                     6,089
         1995                                10.454           12.970                     2,619
       Period Ended December 31, 1994 (1)    10.336           10.454                       764
     International Division
       Year Ended December 31
         1997                                13.347           14.795                     7,316
         1996                                10.804           13.347                     4,797
         1995                                 9.582           10.804                     2,146
       Period Ended December 31, 1994 (1)     9.624            9.582                       936
     MidCap Division
       Year Ended December 31
         1997                                15.405           18.676                     9,820
         1996                                12.880           15.405                     7,285
         1995                                10.108           12.880                     3,059
       Period Ended December 31, 1994 (1)    10.157           10.108                       973
     Money Market Division
       Year Ended December 31
         1997                                11.027           11.463                     2,752
         1996                                10.628           11.027                     2,929
         1995                                10.194           10.628                     1,370
       Period Ended December 31, 1994 (1)    10.027           10.194                       702

      (1) Commenced operations on June 16, 1994.

DESCRIPTION OF PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (The "Company")

Principal Mutual Life Insurance Company is a mutual life insurance company with its home office at The Principal Financial Group, Des Moines, Iowa 50306, telephone number 515-247-5111. It was originally incorporated under the laws of the State of Iowa in 1879 as Bankers Life Association, changed its name to Bankers Life Company in 1911 and changed its name to Principal Mutual Life Insurance Company in 1986. It is a member of The Principal Financial Group, a diversified family of insurance and financial services corporations.


The Board of Directors of the Company has approved a Plan of Reorganization (the "Plan") pursuant to which the Company will adopt a mutual insurance holding company structure. The Plan was approved by the owners of annuity contracts and life insurance policies issued by the Company and has been submitted to the Commissioner of Insurance of the State of Iowa (the "Iowa Commissioner") for approval.

Under the Plan, the Company will form a mutual insurance holding company named "Principal Mutual Holding Company" and will convert to a stock life insurance company. As part of such conversion, the Company will change its name to "Principal Life Insurance Company" ("Principal Life"). Principal Mutual Holding Company will be the ultimate parent company in the family of companies known as the Principal Financial Group(R).

Because the Company currently is a mutual life insurance company, Owners have, in addition to contract rights related to the Contract, certain membership interests in the Company, consisting principally of the right to vote on the election of directors of the Company and on other matters and the right to receive distributions of the Company's surplus upon liquidation or dissolution of the Company. The Plan will preserve but separate these contract rights and membership interests. Contract rights will remain with Principal Life, and Owners on the date the Plan becomes effective (the "Effective Date") will automatically become members of Principal Mutual Holding Company and such Owner's membership interests in the Company will be extinguished. Under the terms of the Plan, the membership interests of members of Principal Mutual Holding Company will consist principally of the right to vote on the election of directors of Principal Mutual Holding Company and on other matters and to receive distributions of Principal Mutual Holding Company's assets upon liquidation or dissolution of Principal Mutual Holding Company. Owners of Contracts issued by Principal Life after the Effective Date also will automatically become members of Principal Mutual Holding Company. The Plan will not, in any way, increase premium payments or reduce Contract benefits, values, guarantees or other Contract obligations owed to Owners.

The Company believes that adoption of the Plan will result in a corporate structure that, among other things, will provide the Company with flexibility in raising capital through various means that are not currently available to it, including stock offerings. Any initial offering of voting stock to third parties will be subject to the approval of the Iowa Commissioner. Although there are no current plans to offer voting stock, in the event voting stock was sold to third parties, it is possible that the interests of such third party shareholders and Owners could diverge on certain issues. The Company, however, believes that such shareholders and Owners will generally have a greater commonality of interests than the potential for conflict and will endeavor to minimize the occurrence of such conflicts and to operate the companies in the best interests of all constituencies.

The Effective Date is scheduled to be July 1, 1998, but the Iowa Commissioner must first approve the Plan. In addition, insurance regulatory authorities in each state must issue an amendment to the Company's Certificate of Authority (to reflect the name change from Principal Mutual Life Insurance Company to Principal Life Insurance Company) and must approve the forms which support the Contract. Should the Effective Date be other than July 1, 1998 or if states other than Iowa have not completed action by that date, the Company will notify existing Owners and others by supplementing this prospectus. Contracts issued on or after the Effective Date will be issued by Principal Life, will not be participating and will not be eligible to participate in any distribution of divisible surplus (see "Surplus Distribution at Sole Discretion of the Company"). As Owner of a Contract issued after the Effective Date, you will be a member of Principal Mutual Holding Company as described above.

Principal Mutual Life Insurance Company is authorized to do business in the 50 states of the United States, the District of Columbia, the Commonwealth of Puerto Rico, and the Canadian Provinces of Alberta, British Columbia, Manitoba, Ontario and Quebec. The Company offers a full range of products and services for businesses, groups and individuals including individual insurance, pension plans and group/employee benefits. The Company has ranked in the upper one percent of life insurers in assets and premium income and has consistently received excellent ratings from the major rating firms based upon the Company's claims-paying ability. The Company has $___ billion in assets under management and serves more than ___ million individuals and their families.


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

Separate Account B was established on January 12, 1970 pursuant to a resolution (as amended) of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance laws and regulations the income, gains or losses, whether or not realized, of Separate Account B are credited to or charged against the assets of Separate Account B without regard to the other income, gains or losses of the Company. Although the assets of Separate Account B equal to the reserves and liabilities arising under the contracts issued thereunder will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under the Contract, including the promise to make payments under the Benefit Options, are general corporate obligations of the Company.

Separate Account B was registered on July 17, 1970 with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Such registration does not involve supervision by the Commission of the investments or investment policies of Separate Account B.

The Company is taxed as an insurance company under the Internal Revenue Code. The operations of Separate Account B are part of the total operations of the Company but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability. Separate Account B is not affected by federal income taxes paid by the Company with respect to its other operations, and under existing federal income tax law, investment income and capital gains attributable to Separate Account B are not taxed. The Company reserves the right to charge Separate Account B with, and to create a reserve for, any tax liability which the Company determines may result from maintenance of Separate Account B. To the best of the Company's knowledge, there is no current prospect of any such liability.


There are currently nineteen Divisions in Separate Account B. The assets of Divisions are invested exclusively in shares of a corresponding Account of the Principal Variable Contracts Fund, Inc. New Divisions may be added and made available to Owners of the Contract. Divisions may also be eliminated from the Separate Account. Some of these Accounts also offer their shares to variable annuity separate accounts of the Company and to variable annuity and variable life separate accounts of unaffiliated insurance companies.


MUTUAL FUNDS


The Divisions of Separate Account B currently invest exclusively in shares of an Account of the Fund. The eighteen Accounts available for investment are as follows: Aggressive Growth, Asset Allocation, Balanced , Bond, Capital Value, Government Securities, Growth, International, International SmallCap, MicroCap, MidCap, MidCap Growth, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value and Utilities. Not all Accounts are available in all states. A current list of which Accounts are available in your state may be obtained from an authorized agent of the Company. A full description of the Accounts, their investment policies and restrictions, their charges, the risks attendant to investing in them, and other aspects of their operations is contained in the Prospectus for the Fund accompanying this Prospectus and in the Statement of Additional Information for the Fund referred to therein. Additional copies of these documents may be obtained from a sales representative or from the Company's home office.


The Principal Variable Contracts Fund, Inc. is a diversified, open-end investment management company, typically known as a Mutual Fund. The Manager for the Fund is Principal Management Corporation. Some of the Accounts of the Fund are also used to fund variable life insurance contracts issued by the Company. The Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts between the interests of the variable annuity contract owners and life insurance policyowners that may develop and to determine what action, if any, should be taken in response thereto. If it becomes necessary for any separate account to replace shares of any Account with another investment, the Account may have to liquidate securities on a disadvantageous basis. See "Eligible Purchasers and Purchase of Shares" in the Fund prospectus for a discussion of the potential risks associated with "mixed funding."

The  Company  purchases  and redeems  shares of the  Accounts  for the  Separate
Account at their net asset value without the imposition of any sales or redemption charges. Such shares represent interests in the Accounts available for investment by the Separate Account. Each Account corresponds to one of the Divisions of the Separate Account. The assets of each Account are separate from the others and each Account's performance has no effect on the investment performance of any other Account.

Any dividend or capital gain distributions attributable to the Contract are automatically reinvested in shares of the Account from which they are received at that Account's net asset value on the date paid. Such dividends and distributions will have the effect of reducing the net asset value of each share of the corresponding Account and increasing, by an equivalent value, the number of shares outstanding of that Account. However, the value of the interests of Owners in the corresponding Division will not change as a result of any such dividends and distributions.

SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY

It is not anticipated that any divisible surplus will ever be distributable to these Contracts in the future because the Contracts are not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Owners in the form of cash.

THE CONTRACT


The Contract described in this Prospectus is designed to provide individuals with retirement benefits in connection with (1) Individual Retirement Annuity plans or programs ("IRA Plans"), Roth IRA Plans, Simplified Employee Pension Plans ("SEPs") and Salary Reduction Simplified Employee Pension Plans ("SAR/SEPs") and Savings Incentive Match Plan for Employees ("SIMPLE") IRAs adopted pursuant to Section 408 of the Internal Revenue Code and (2) non-qualified retirement plans. The Contract provides for the accumulation of values on a fixed and variable basis and the payment of annuity benefits in the form of Benefit Options on a fixed basis.


A.   Purchasing a Contract

     Persons wishing to purchase a Contract must complete an application and make an initial Purchase Payment. Receipt of the Initial Purchase Payment at the time of application is not required in connection with SEPs. The application is forwarded to the Company for processing. Acceptance is subject to underwriting and suitability rules and procedures. The Company reserves the right to reject any application or any Purchase Payment if, in the view of the Company, the Company's underwriting and suitability rules and procedures are not satisfied.

     Purchase Payments which are remitted through an employer for multiple employee-Owner/Annuitants must also be accompanied by information identifying the proper Contracts and accounts to be credited with Purchase Payments.

     If the application can be accepted in the form received, the initial Purchase Payment will be credited within two Valuation Dates after the later of receipt of the application or receipt of the initial Purchase
     Payment at the Company's home office. If the initial Purchase Payment cannot be credited within five Valuation Dates after receipt because the application or other issuing requirements are incomplete, the initial Purchase Payment will be returned unless the applicant consents to our retaining the initial Purchase Payment and crediting it within two Valuation Dates after the necessary requirements are fulfilled.

     The date that the Contract is issued is the Contract Date. The Contract Date is the date used to determine Contract Years, regardless of when the Contract is delivered. The crediting of investment experience in the Separate Account, or a fixed rate of return in the Fixed Account, begins as of the Contract Date, even if that date is delayed due to underwriting or administrative requirements.

     Generally, additional Purchase Payments will be accepted at any time after the Contract Date and prior to the Retirement Date, as long as the Annuitant is living. Purchase Payments (together with any required information identifying the proper Contracts and accounts to be credited with Purchase Payments) must be delivered to the Company's home office. Additional Purchase Payments are credited to the Contract and added to the Accumulated Value as of the end of the Valuation Period in which they are received.

     1.  Purchase Payment Limitations

         For Contracts issued in connection with non-qualified retirement Plans, the initial Purchase Payment must be at least $2,500. The initial Purchase Payment for all other Contracts must be at least $1,000. The minimum subsequent investment is $100. A $100 monthly minimum for initial and subsequent investments is available for Contracts to which Purchase Payments are made on a monthly basis through an account of a bank or similar financial institution under an Automatic Investment Program. Forms and preauthorized check agreements to establish an Automatic Investment Program are available from Princor Financial Services Corporation. For Contracts which are issued in connection with a retirement plan covering more than four people, the initial and subsequent monthly Purchase Payments under each Contract must at all times average at least $100 and in no case be less than $50. The Company reserves the right to increase the minimum amount for each Purchase Payment to not more than $1,000. The Company reserves the right to terminate a Contract and distribute the Accumulated Value, less any applicable charges, if no premiums are paid during two consecutive calendar years and the Accumulated Value or total Purchase Payments less partial surrenders and applicable surrender charges is less than $2,000. The Company will notify the Owner of its intent to exercise this right and provide the Owner a 60 day period to increase the Accumulated Value to $2,000.

         The total of all Purchase Payments may not exceed $2,000,000 without the Company's prior approval. In New Jersey, after the first Contract Year, the total of Purchase Payments made during a Contract Year may not exceed $100,000.

     2.  Allocation of Purchase Payments

         The initial Purchase Payment is allocated, as specified by the Owner in the Contract application, among one or more of the Divisions of the Separate Account, or to the Fixed Account, or to both. Subsequent
         Purchase Payments are allocated in the same way, or pursuant to different allocation percentages that the Owner may subsequently specify. Allocations to the Fixed Account are not allowed if the Fixed Account Value immediately after the allocation exceeds $1,000,000, except with our prior approval.

         Some states require the Company to return the initial Purchase Payment to an Owner who reconsiders the decision to purchase the Contract within a certain time period. See "Right to Examine the Contract." Initial Purchase Payments for a Contract issued in one of the states in the following table are allocated to the Money Market Division until 15 days (20 days for Contracts issued in the State of Idaho) after the Contract Date at which time they are reallocated in accordance with the Owner's allocation instructions.

                 States in Which Purchase Payments are Returned

          Colorado               Kentucky                 North Carolina
          Connecticut*           Louisiana                Oklahoma
          Georgia                Maryland                 Rhode Island
          Hawaii                 Michigan                 South Carolina
          Idaho                  Missouri                 Utah
          Indiana                Nebraska                 Washington

          * Purchase Payments are refunded if the Contract is cancelled prior to its delivery, otherwise the account value is refunded.

     3.  Right to Examine the Contract

         Under state law, the Owner has the right to examine the Contract. The right is often referred to as a "free look" period. The "free look" period is 10 days after the date the contract is delivered to the Owner in all states except as follows:

         a. Contracts issued in California to Owners age 60 and over have a 30 day "free look" period; b. Contracts issued in Colorado have a 15 day "free look" period; and c. Contracts issued in Idaho and North Dakota have a 20 day "free look" period.

         The Owner can cancel the Contract by delivering or mailing it, together with a written request, to the Company's home office or to the sales representative through whom it was purchased, before the close of business on the last day of the "free look" period. If these items are sent by mail, properly addressed and postage prepaid, they will be deemed to be received by the Company on the date postmarked for the purpose of determining whether the "free look" period has elapsed. If the Purchase Payments are allocated to the Money Market Division as described above under "Allocation of Purchase Payments," the Company will return the greater of the Contract's value or Purchase Payments paid if the Contract is cancelled. Otherwise, the Company will return the Accumulated Value of the Contract.

     4.  Exchange Credit

         Owners of Single Premium Deferred Annuities ("SPDA") and Single Premium Deferred Annuity Plus ("SPDA+") contracts that have been issued by the Company and are within at least eight months of the eighth Contract Year may transfer the accumulated value, free of surrender charge, to the Contract described in this Prospectus. In addition, the Company will add an amount as an Exchange Credit. Currently, the amount of the Exchange Credit is one percent (1%) of the SPDA or SPDA+ surrender value. The amount of the Exchange Credit is subject to change. The Company reserves the right to terminate this Exchange Credit program.

         In making the decision as to whether to make an exchange, the Owner should carefully review the SPDA contract or the SPDA+ contract and this Prospectus as the charges and provisions of the contracts differ. If the existing SPDA or SPDA+ contract is currently eligible for waiver of Surrender Charge due to critical need, similar riders may not be available under this Contract.

         To initiate an exchange, the Company must receive 1) an application for the Contract; 2) a surrender form for the existing SPDA/SPDA+ contract; 3) a replacement form (based on state written) and 4) an Annuity Exchange Request and Release Form. The exchange will become effective upon receipt of completed items listed above and acceptance of the application. The transaction will be valued at the end of the Valuation Period in which the Company receives all the necessary documentation at its home office.

         The Exchange Credit is allocated among the Divisions of the Separate Account or to the Fixed Account, or both, in the same ratio as the Purchase Payment. The credit is treated as additional income for income tax purposes. If the Owner exercises the right to return the Contract during the "free look" period, the amount returned is reduced by any credit applied. See "Right to Examine the Contract".

B.   Prior to the Retirement Date

     1.  Determining the Accumulated Value of the Contract

         The Owner's Accumulated Value is the total of any Separate Account Value plus any Fixed Account Value under the Contract. For a discussion of how Fixed Account Value is calculated, see "Fixed Account."

         There is no guaranteed minimum Separate Account Value. The Separate Account Value will reflect the investment experience of the chosen Divisions of the Separate Account, all Purchase Payments made, any partial surrenders, and all charges assessed in connection with the Contract. Therefore, the Separate Account Value changes from Valuation Period to Valuation Period. To the extent Accumulated Value is allocated to the Separate Account, the Owner bears the entire investment risk.

         A Contract's Separate Account Value is based on Unit Values, which are determined on each Valuation Date. The value of a Unit for a Division on any Valuation Date is equal to the previous value of that Division's Unit multiplied by that Division's Net Investment Factor (discussed directly below) for the Valuation Period ending on that Valuation Date. Net Purchase Payments applied to a given Division will be used to purchase Units at the Unit Value of that Division next determined after receipt of a Purchase Payment. See "Allocation of Purchase Payments and Transfers."

         At the end of any Valuation Period, a Contract's Separate Account Value in a Division is equal to:

          o    The number of Units in the Division; times

          o    The value of one Unit for that Division.

         The number of Units in each Division is equal to:

          o    The initial Units purchased on the Contract Date; plus

          o Units purchased at the time that additional Purchase Payments are allocated to the Division; plus

          o Units purchased through transfers from another Division or from the Fixed Account; less

          o Units redeemed to pay for the portion of any partial surrenders allocated to the Division; less

          o Units redeemed as part of a transfer to another Division or to the Fixed Account; less

          o    Units redeemed to pay charges under the Contract.

          Net Investment Factor. Each Net Investment Factor is the quantitative measure of the investment performance of each Division of Separate Account B. For any specified Valuation Period the Net Investment Factor for a Division for a Contract is equal to

              (a) the quotient obtained by dividing (i) the net asset value of a share of the underlying Account as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the Account during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the Account as of the end of the immediately preceding Valuation Period, reduced by

              (b) a mortality  and expense  risks charge in an amount equal to a simple interest rate for the number of days within the Valuation Period equivalent to an annual rate of 1.25%. The Company has reserved the right to assess a daily administrative expense charge at an annual rate of up to .15% of the value of the average Separate Account net assets. If and to the extent such a charge is assessed, such charge will be included in the calculation of the Net Investment Factor in the same manner as the mortality and expense risks charge.

         The amount of any taxes referred to in subparagraph (a) above (currently none) and the amounts derived from applying the rate specified in subparagraph (b) above will be accrued daily and will be transferred from Separate Account B at the discretion of the Company.

     2.  Allocation of Purchase Payments

         Allocation of Purchase Payments. In the application for a Contract, the Owner can allocate Purchase Payments, or portions thereof, to the available Divisions of the Separate Account or to the Fixed Account, or both. Percentages must be in whole numbers and the total allocation must equal 100%. The percentage allocations for future Purchase Payments may be changed, without charge, at any time by sending a written request to the Company's home office or by telephone as described below. Changes in the allocation of future Purchase Payments will be effective at the end of the Valuation Period in which the Company receives the Owner's request.

     3.  Transfers

         Unscheduled Transfers. Transfers of amounts from one available Division of the Separate Account to another or into the Fixed Account can be made by the Owner. A transfer from a Division of the Separate Account to the Fixed Account may not be made if a transfer from the Fixed Account to a Division of the Separate Account has been made within the six-month period prior to the date of the requested transfer to the Separate Account or if immediately after the transfer to the Fixed Account the Owner's Fixed Account Value exceeds $1 million. The amount to be transferred may be stated as a dollar amount or as a percentage of the Separate Account Value of the Division from which the transfer is to be made. The amount transferred from each Division must equal or exceed the lesser of $100 or 100% of the Owner's interest in the Division. Transfers may be completed by sending a written request to the Company at its home office, or by telephone as described below.

         All or part of the values in one or more Divisions of the Separate Account may be transferred at one time. Transfers from the Fixed Account are restricted on both amount and timing. See "Fixed Account Transfers, Total and Partial Surrenders." Transfers from a Division of the Separate Account will be executed and values will be determined in connection with the transfers as of the end of the Valuation Period in which the Company receives the transfer request. There is a $30 charge on unscheduled transfers after the twelfth such transfer during a Contract year. For this purpose, all transfers between and among the Divisions of the Separate Account and the Fixed Account will be treated as one transfer, if all the transfer requests are made at the same time as part of one request. The Company also reserves the right to reject transfer instructions provided by a person providing them for multiple contracts.

         Scheduled Transfers. The owner may elect to have automatic transfers completed on a periodic basis from any Division of the Separate Account. Scheduled transfers are available from a Division only if the value of the Separate Account Value in such Division equals or exceeds $5,000. An Owner may establish scheduled transfers by sending a written request to the Company at its home office or by telephone as described below. Scheduled transfers will be completed on a monthly, quarterly, semi-annual or annual basis on the date (other than the 29th, 30th or
         31st) specified by the Owner. If the requested date is not a Valuation Date, the transfer will be completed on the next valuation date following such specified date. Scheduled transfers of the dollar amount specified by the Owner (minimum of $100) will continue until the Separate Account Value in the Division from which such transfers are made is exhausted or until the Owner notifies the Company to discontinue such transfers. The Company reserves the right to limit the number of Divisions from which transfers will be made simultaneously, but in no event will such limitation be less than two Divisions.

     4.  Automatic Portfolio Rebalancing

         Automatic Portfolio Rebalancing (APR) allows you to maintain a specific percentage of your contract values in each account over time. You may elect APR at the time of application or after the Contract has been issued.

         For example, a customer may elect APR and choose to rebalance so 50% of policy values are in the Capital Value Division and 50% are in the Money Market Division. At the end of the specified period, 60% of the values may be invested in the Capital Value Division, with the remaining 40% invested in the Money Market Division. By rebalancing, units from the Capital Value Division are redeemed and applied as purchase payments to the Money Market Division so 50% of the contract values are once again invested in each division.

         APR is not available for values in the Fixed Account. You may elect APR only if you have not arranged for scheduled transfers from the same divisions.

         APR transfers will not begin until the expiration of the "free look" period (see "Right to Examine the Contract"). There will be no charge for APR transfers. These transfers will not be considered as unscheduled transfers in determining any transfer fee.

         You may rebalance through APR quarterly, semi-annually, or annually based on a calendar year or contract year. In addition, you may rebalance on a one-time basis by completing a form and submitting it to the Company home office or by calling 1-800-247-9988 (if telephone privileges apply). The transfers will be made at the end of the next Valuation Period after the APR instruction is received by the Company.

     5.  Telephone Services

         Unless telephone transaction services (where allowed by state law) are declined on the application for a Contract, or at any subsequent time the Owner notifies the Company in writing to remove telephone transaction services, changes in the allocation of future Purchase Payments and transfers may be made pursuant to telephone instructions, subject to the above terms. The telephone transactions may be exercised by telephoning 1-800-247-9988. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after that time or on a day when the Company is not open for business will be effective the next business day. Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the Owner's address of record. Owners may obtain additional information and assistance by telephoning the toll free number. Telephone instructions received from any joint contract owner will be binding on all contract owners. The Company may modify or terminate telephone transfer procedures at any time.

         You may obtain contract information from our Direct Dial system between 7:00 am and 9:00 pm, Central time, Monday through Saturday. Through this automated telephone system, you can obtain information about unit values and contract values, initiate certain changes to your contract, change your Personal Identification Number (PIN), or speak directly to a customer service representative. The telephone number is 1-800-247-9988. As with other telephone services, instructions received via our Direct Dial system will be binding on all contractowners.

     6.  Total and Partial Surrenders

         Total Surrenders. The Owner may surrender all of the cash surrender value at any time during the life of the Annuitant and prior to the Retirement Date by a written request sent to the Company's home office. The Company reserves the right to require that the Contract be returned to the Company prior to making payment, although this will not affect the determination of the amount of the cash surrender value. Cash surrender value is the Accumulated Value at the end of the Valuation Period during which the written request for the total surrender is received by the Company at its home office, less any applicable Surrender Charge, Annual Fee and Transaction Fee. For discussion of these charges and the circumstances under which they apply, see "Annual Fee," "Surrender Charge," and "Transaction Fee."

         The written consent of all collateral assignees and irrevocable beneficiaries of a non-qualified Contract must be obtained prior to any total surrender. Surrenders from the Separate Account will generally be paid within seven days of the date of receipt by the Company's home office of the written request, or such earlier date as required by law. Postponement of payments may occur, however, in certain circumstances. See "Postponement of Payments."

         Since the Owner assumes the investment risk with respect to amounts allocated to the Separate Account, and because certain surrenders are subject to a Surrender Charge, the amount paid upon total surrender of the cash surrender value (taking into account any prior partial surrenders) may be more or less than the total Purchase Payments made.

         Unscheduled Partial Surrenders. At any time prior to the Retirement Date and during the lifetime of the Annuitant, the Owner may surrender a portion of the Fixed Account Value and/or the Separate Account Value by sending a written request to the Company's home office. The minimum unscheduled partial surrender amount is $100 and the Accumulated Value of the Contract must be $5,000 or more immediately after the partial surrender. The Company reserves the right to increase the minimum $5,000 remaining Accumulated Value but in no event will it exceed $10,000.

         In order for a request to be processed, the Owner must specify the dollar amount of the Accumulated Value to surrender. The amount surrendered will be deducted from the Owner's Fixed Account Value and/or interest in a Division according to the surrender allocation percentages provided by the Owner. Percentages may be either zero or any whole number and must total 100%.

         The Company will surrender Units from the Separate Account and/or dollar amounts from the Fixed Account so that the total amount of the partial surrender equals the dollar amount of the partial surrender request plus any applicable Surrender Charge. The partial surrender will be effective at the end of the Valuation Period in which the Company receives the written request for partial surrender at its home office. Payments will generally be made within seven days of the effective date of such request or such earlier date as required by law, although certain delays are permitted. See "Postponement of Payments."

         Scheduled Partial Surrenders. The owner may elect to have partial surrenders completed on a periodic basis from any Division of the Separate Account and/or Fixed Account. Scheduled partial surrenders (sometimes referred to as a "Flexible Withdrawal Option") are available only if the value of the Accumulated Value is at least $5,000 at the time the surrenders begin. Scheduled partial surrenders may be established by the Owner by providing written notice to the Company at the Company's home office. The Owner may specify monthly, quarterly, semi-annual or annual partial surrenders to be completed on any date other than 29th, 30th or 31st. If the specified date is not a Valuation Date, surrenders will be completed on the next Valuation Date following such specified date. Partial surrenders will continue until the Accumulated Value is exhausted or until the Owner notifies the Company to discontinue the scheduled surrenders.

         The Internal Revenue Code provides that a penalty tax will be imposed on certain premature surrenders. For a discussion of this and other tax implications of total and partial surrenders, including withholding requirements, see "Federal Tax Matters."

     7.  Benefit Payable on Death of Annuitant or Owner


         The death benefit paid to the deceased's Beneficiary will be the greater of the standard death benefit or the annual enhanced death benefit, if elected.

         a.   Standard Death Benefit


              If the Annuitant or Owner dies prior to the Retirement Date, a death benefit will be paid to the deceased's Beneficiary. The amount of the death benefit will be the greater of:

               (1) the Accumulated Value on the date the Company receives Notice (including proof) of death; or

               (2) total Purchase Payments less any partial surrenders (and Surrender Charges incurred) as of the date the Company receives Notice (including proof) of death; or

               (3) Highest Accumulated Value on any prior Anniversary that is divisible equally by seven, plus any Purchase Payments and less any partial surrenders (and Surrender Charges incurred) made after that Anniversary.

         b.   Annual Enhanced Death Benefit

              Definition The Company also offers an optional death benefit, the Annual Enhanced Death Benefit Rider. Under this rider, if the original annuitant or original owner dies prior to the Retirement date, the death benefit payable to the deceased's Beneficiary is the greater of:

                  (1) The Standard Death Benefit (described above); OR

                  (2) An annual  increasing  death  benefit,  based on  Purchase
                      Payments accumulated at 5% (less any partial surrenders and Surrender Charges incurred) until the later of either the Contract Anniversary following the original Owner's or original Annuitant's age 75 birthday or five years from the effective date of the rider; OR

                  (3) The highest  Accumulated  Value on a Contract  Anniversary
                      (increased for subsequent Purchase Payments and decreased for partial surrenders and Surrender Charges incurred) until the later of the Contract Anniversary following the original Owner's or original Annuitant's age 75 birthday or five years from the effective date of the rider.

              Lock-In Feature At the later of the Contract Anniversary following the original Owner's or original Annuitant's age 75 birthday or five years after issue ("Lock-In Date"), the Annual Enhanced Death Benefit amount will be locked-in and will only increase by Purchase Payments made since the Lock-In Date, less any partial surrenders and Surrender Charges incurred since the Lock-In Date. The Lock-In will not prevent the death benefit from increasing further as provided under the Standard Death Benefit provision in your Contract.

              Ridercharges will continue to be deducted on a quarterly basis to keep the Annual Enhanced Death Benefit locked in.

              After the Lock-In Date, once the Standard Death Benefit equals the Annual Enhanced Death Benefit, this Rider will terminate. You will be charged for the Annual Enhanced Death Benefit Rider based on the number of days from the beginning of the calendar quarter until the Rider is terminated.

              Charges The current charge for the Annual Enhanced Death Benefit Rider is deducted through the redemption of units from your Contract's Accumulated Value at the end of each calendar quarter. The redemption of units from the Owner's Fixed Account value and/or interest in a Division will be made in the same ratio as each Account bears to the Owner's Accumulated Value.

              Once terminated, the Annual Enhanced Death Benefit Rider cannot be reinstated.

         c.   Payment of Death Benefit


              The death benefit generally will be paid within seven days after the Company receives Notice (including proof) of death and written instructions as to the manner of payment to the Beneficiary, or such earlier date as required by law. Under certain circumstances, payment of the death benefit may be postponed. See "Postponement of Payments." The death benefit will be paid according to benefit instructions provided by the deceased. If benefit instructions have not been provided the death benefit will be paid upon receipt of a written request for settlement method. The Company will pay interest (at an annual rate equal to or greater than 3% or such other rate required by state law) on the death benefit from the date it receives proof of death (or such other date required by state law) until the date of payment or until the date the death benefit is applied under a Benefit Option.

              If the Owner dies before the Annuitant and the Owner's Beneficiary is the surviving spouse, the Company will continue the Contract with the spouse as the new Owner unless the spouse elects to receive the death benefit. If benefit instructions have not been provided, the Beneficiary may (a) receive a single sum payment, which terminates the Contract, or (b) select a Benefit Option. If the beneficiary selects a Benefit Option, he or she will have all the rights and privileges of an Annuitant under the Contract. If the Beneficiary desires a Benefit Option, the election should be made within 60 days of the date the death benefit becomes payable. Failure to make a timely election can result in unfavorable tax consequences. For further information, see "Federal Tax Matters."

              We accept any of the following as proof of death: a certified copy of a death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to us.

              If the Owner dies before the Annuitant and before the Retirement Date with respect to a Contract not issued in connection with retirement plans qualified under Section 408 of the Internal Revenue Code, certain additional requirements are mandated by the Internal Revenue Code, which are discussed under "Required Distributions for Non-Qualified Contracts." It is imperative that written notice of the death of the Owner be promptly transmitted to the Company at its home office, so that arrangements can be made for distribution of the entire interest in the Contract to the Beneficiary in a manner that satisfies the Internal Revenue Code requirements. Failure to satisfy these requirements may result in the Contract not being treated as an annuity for federal income tax purposes, which could have adverse tax consequences.

C.   After the Retirement Date

     1.  Retirement Date


         The  Owner  may  specify  a  Retirement  Date in the  application.  The
         Retirement Date marks the beginning of the period during which an Annuitant receives Benefit Option payments under the Contract. The Company may not permit a Retirement Date which is on or after the later of the Annuitant's 85th birthday or ten years after the Contract Date (but no later than age 88 in Pennsylvania or, after July 1, 1998, age 90 in New York).


         Depending on the type of retirement arrangement in connection with which a Contract is issued, amounts that are distributed either too soon or too late may be subject to penalty taxes under the Internal Revenue Code. See "Federal Tax Matters." Owners should consider this carefully in selecting or changing a Retirement Date.

         The Owner may change the Retirement Date with the Company's prior approval, by written request any time prior to the issuance of a supplementary contract which provides a Benefit Option. The new Retirement Date must be any Anniversary on or before the maximum Retirement Date.

     2.  Benefit Options

         The Company currently offers only fixed Benefit Option payments; variable Benefit Option payments are not currently offered. If the Accumulated Value at the end of the Valuation Period which contains the Retirement Date is less than $5,000 or if the amount applied under a Benefit Option would result in a periodic payment below the Company's minimum requirements in effect at that time, the Company may pay the entire Accumulated Value, without the imposition of any charges, in a single sum payment to the Annuitant or other properly designated payee and cancel the Contract. Otherwise, the Company will apply the Accumulated Value to provide a fixed Benefit Option.

         Benefit Option payments will be made as elected by the Owner on a monthly, quarterly, semi-annual or annual basis to the Annuitant or other properly-designated payee. The dollar amount of any Benefit Option payment is specified during the entire period of payments according to the provisions of the Benefit Option selected. There is no right to make any total or partial surrender after Benefit Option payments commence.

         The amount of each Benefit Option payment will depend on the amount of Accumulated Value applied to the Benefit Option, the form of Benefit Option selected and, for Benefit Options other than Fixed Income described below, the age of the Annuitant. The amount of each Benefit Option payment ordinarily will be higher for a male Annuitant than for a female Annuitant with an otherwise identical Contract. This is because, statistically, females tend to have longer life expectancies than males. However, there will be no differences between male and female Annuitants in any jurisdiction where such differences are not permitted. The Company will also make available Contracts with no such differences in connection with certain employer-sponsored benefit plans. Employers should be aware that, under most such plans, Contracts that make distinctions based on gender are prohibited by law.

         The Owner may select a Benefit Option form or change a previous selection by written request, which must be received by the Company on or before the Retirement Date. If no Benefit Option form is chosen by the Owner, the Company automatically applies a Life Income Benefit Option (described below), with payments guaranteed for 10 years. If an Annuitant and Joint Annuitant have been designated under the Contract, payments will be made pursuant to a Joint and Full Survivor Income Benefit Option (described below) with payments guaranteed for 10 years, unless otherwise elected. Tax laws and regulations may impose further restrictions on Benefit Options.

         The following Benefit Options are available:

              Fixed Income. Payments of a fixed amount or payments for a fixed period of at least 5 years but not more than 30 years, are made as of the first day of each payment period starting with the Retirement Date. Payments will stop after all guaranteed payments are made.

              Life Income. Payments are made as of the first day of each payment period during the Annuitant's life, starting with the Retirement Date. No payments will be made after the Annuitant dies. It is possible for the payee to receive only one payment under this option if the Annuitant dies before the second payment is due.

              Life Income with Payments Guaranteed for a Period of 5 to 20 Years. Payments are made as of the first day of each payment period starting on the Retirement Date. Payments will continue as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, the Company will continue installments of the guaranteed payments to the Beneficiary.

              Joint and Full Survivor Income with Payments Guaranteed for a Period of 10 Years. Payments are made as of the first day of each payment period starting with the Retirement Date. Payments will continue as long as either the Annuitant or the Joint Annuitant is alive. If the Annuitant and Joint Annuitant die before all of the guaranteed payments have been made, the Company will continue installments of the guaranteed payments to the Beneficiary.

              Joint and Two-Thirds Survivor Life Income. Payments are made as of the first day of each payment period starting with the Retirement Date. Payments will continue as long as either the Annuitant or the Joint Annuitant is alive. If either the Annuitant or the Joint Annuitant dies, payments will continue to the survivor at two-thirds the original amount. Payments will stop when both the Annuitant and Joint Annuitant have died. It is possible for the payee or payees under this option to receive only one payment if both Annuitants die before the second payment is due.

         Other Benefit Options may be made available with the Company's approval.


         Except for the Fixed Income Benefit Option, the mortality risk borne by the Company is to make Benefit Options payments (determined in accordance with the annuity tables and other provisions contained in the Contract) for the full life of all Annuitants regardless of how long all Annuitants or any individual Annuitant might live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in life expectancy generally, will have any adverse effect on the Benefit Option payments the Annuitant will receive under the Contract. This, therefore, relieves the Annuitant of the risk that he or she will outlive the funds accumulated for retirement. The Benefit Option tables contained in the Contract are based on the Annuity Mortality 1983 Table a. These tables are guaranteed for the life of the Contract.


         In order to avoid tax penalties, distributions from any Contract that is not a non-qualified contract must begin no later than April 1st following the calendar year in which the Owner attains age 70 1/2. The minimum distribution requirement is a distribution in equal or substantially equal amounts over the Owner's life or over the joint lives of the Owner and Owner's designated beneficiary, or a period not extending beyond the Owner's life expectancy, or the joint life expectancy of the Owner and Owner's designated beneficiary. In addition, distribution payments must be made at least annually. Tax penalties may also apply at the Owner's death on certain excess accumulations. Owners should consider potential tax penalties with their tax advisors when electing a Benefit Option or taking other distributions from the Contract.

     3.  Death of Annuitant or Other Payee

         Under the Benefit Options offered by the Company, the amounts, if any, payable on the death of the Annuitant during the Benefit Option payment period are the continuation of payments for any remaining guarantee period or for the life of any Joint Annuitant. In all cases, the person entitled to receive payments also receives any rights and privileges under the Benefit Option.

         Additional rules applicable to such distributions under Non-Qualified Contracts are described under "Required Distributions for Non-Qualified Contracts." Though the rules there described do not apply to Contracts issued in connection with IRAs, SEPs, SAR/SEPs or SIMPLE-IRAs, similar rules apply to the plans, themselves.

CHARGES AND DEDUCTIONS

An Annual Fee, a mortality and expense risks charge and, in certain circumstances, a Transaction Fee and state premium taxes are deducted under the Contract. Also, in certain circumstances, a Surrender Charge may be deducted from certain cash withdrawals before the Retirement Date. The Company has also reserved the right to assess a daily Administrative Expense Charge.

There are also deductions from and expenses paid out of the assets of the Accounts which are described in the Fund prospectus.

A.   Annual Fee

     An Annual Fee equal to the lesser of $30 or 2% of the Owner's Accumulated Value is deducted on the day before each Contract Anniversary prior to the Retirement Date. (This charge will be lower to the extent legally required in some states.) The Annual Fee will be deducted from either the Fixed Account Value or the Owner's interest in a Separate Account Division, whichever has the greatest value on the date the fee is deducted. If the Contract is fully surrendered, the full amount of the Annual Fee will be deducted at the time of surrender. The Annual Fee currently does not apply to Contracts that have an Accumulated Value of at least $30,000 on the day before the Contract Anniversary. This charge is to help cover administrative costs such as those incurred in issuing Contracts, establishing and maintaining the records relating to Contracts, making regulatory filings and furnishing confirmation notices, voting materials and other communications, providing computer, actuarial and accounting services, and processing Contract transactions. The Company does not anticipate any profit from this charge.

B.   Mortality and Expense Risks Charge

     The Company will assess each Division of the Separate Account with a daily charge for mortality and expense risks at a nominal annual rate of 1.25% of the average daily net assets of the Separate Account. This charge is assessed only prior to the Retirement Date. The Company guarantees not to increase this charge for the duration of the Contract. This charge is assessed daily when determining the value of an accumulation Unit.


     The Company bears a mortality risk in that it guarantees to pay a death benefit in a single sum (which may also be taken in the form of a Benefit Option) upon the death of an Annuitant or Owner prior to the Retirement Date. No Surrender Charge is imposed upon the payment of a death benefit, which places a further mortality risk on the Company.


     The expense risk assumed is that actual expenses incurred in connection with issuing and administering the Contracts will exceed the limits on administrative charges set in the Contracts.

     If the mortality and expense risks charge is insufficient to cover the costs assumed, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company. The Company expects a profit from the mortality and expense risks charge.

C.   Transaction Fee

     A Transaction Fee of $30 applies to each unscheduled partial surrender after the first such surrender made during a Contract Year. The Company will charge a $30 Transaction Fee to each unscheduled transfer from a Division after the twelfth such transfer in a Contract Year. The Transaction Fee will be deducted from the Fixed Account Value and/or the Owner's interest in a Separate Account Division from which the amount is surrendered or transferred, on a pro rata basis.

D.   Premium Taxes

     The Company has reserved the right to deduct amounts to cover any premium taxes that are imposed by states or other jurisdictions, when applicable. Any such deduction will be made from either a Purchase Payment when received by the Company, or the Accumulated Value when surrendered (in whole or part) or applied under a Benefit Option.

E.   Surrender Charge

     No sales charge is collected or deducted at the time Purchase Payments are applied under a Contract. A Surrender Charge will be assessed on certain total or partial surrenders. The amounts obtained from the Surrender Charge will be used to partially defray expenses incurred in the sale of the Contract, including commissions and other promotional or distribution expenses associated with the marketing of the Contract. If the Surrender Charge is insufficient to cover the actual cost of distribution, such costs will be paid from the Company's General Account assets, which will include profit, if any, derived from the mortality and expense risks charge.

     The Surrender Charge for any full or partial surrender is a percentage of the Purchase Payments withdrawn or surrendered which were received by us during the seven completed Contract Year period prior to the withdrawal or surrender. The applicable percentage which is applied to the sum of the Purchase Payments paid during each Contract Year, is determined in accordance with the following table.

                           TABLE OF SURRENDER CHARGES


                                        Surrender Charge Applied to all Purchase
Years since Purchase Payment made        Payments Received in that Contract Year

  2 years or less                                        6%
  more than 2 years, up to 3 years                       5%
  more than 3 years, up to 4 years                       4%
  more than 4 years, up to 5 years                       3%
  more than 5 years, up to 6 years                       2%
  more than 7 years                                      0%


     For this purpose, it is assumed that amounts are withdrawn in the following order: (1) From Purchase Payments received by the Company more than seven completed Contract Years prior to the withdrawal or surrender; (2) From the Free Surrender Privilege described below (from contract earnings first, if any, and then from Purchase Payments on a first-in, first-out basis); and
     (3) From Purchase Payments received by the Company within the seven completed Contract Year period prior to the withdrawal or surrender on a first-in first-out basis. There is no Surrender Charge, under these guidelines, on withdrawals of Purchase Payments made more than seven completed Contract Years prior to the withdrawal or surrender, nor are there Surrender Charges imposed on withdrawals of the Free Surrender Privilege.

     No surrender charge will be imposed where prohibited by state law, including:

     a) State of New Jersey - no surrender charge will be imposed upon full surrender on or after Annuitant's age 64 or 4 years after the Contract Date.

     b) State of Washington - no surrender charge will be imposed upon full surrender on or after the Annuitant's age 70 or 10 years after the Contract date.

     Waiver of the Surrender Charge. The Surrender Charge will not apply:

     1.   To any amount applied under a Benefit Option;

     2. To the payment of a Death Benefit, but the Surrender Charge will apply to Purchase Payments made by the participant's surviving spouse after the participant's date of death occurring on or after July 1, 1996;

     3.   To  any  amount  distributed  to  satisfy  the  minimum   distribution
          requirement of Sec. 401(a)9 of the Internal Revenue Code;

     4. Where permitted by state law, to a withdrawal made after the first Anniversary as a result of the Owner's or Annuitant's Critical Need provided that:

               (a) the Owner or Annuitant to which the Critical Need applies is the original Owner or Annuitant;

               (b)  the Critical Need did not exist prior to the Contract  Date;
                    and

               (c) if the Critical Need is Confinement to a Health Care Facility, the confinement must continue for at least 60 consecutive days after Contract Date and the withdrawal must occur within 90 days after confinement ends. No additional Purchase Payments may be made to the Contract if the Company waives the Surrender Charge due to a Critical Need.

     5. To the Free Surrender Privilege which is an amount surrendered during a Contract Year in an amount not to exceed the greater of:

               (a) Earnings in the Contract (Earnings = Accumulated Value less unsurrendered Purchase Payments as of the surrender date); or

               (b) 10% of the Purchase Payments still subject to the Surrender Charge, decreased by any partial surrenders since the last Anniversary.

     6. To any amount transferred from the Contract to a Single Premium Immediate Annuity issued by the Company after the seventh Contract Year.

     7. To any amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant's spouse when the distribution is made pursuant to a divorce decree.

F.   Administrative Expense Charge

     The Company reserves the right to assess each Division of the Separate Account with a daily charge at a nominal annual rate of .15% of the average daily net assets of the Division. This charge would be imposed only prior to the Retirement Date. The daily Administrative Expense Charge would be assessed to help cover administrative expenses such as those described under "Annual Fee." The daily Administrative Expense Charge, like the Annual Fee, is designed to defray expenses actually incurred, without profit. Even if the Administrative Expense Charge was imposed, the total anticipated revenues from both charges are not expected to exceed the actual administrative costs incurred by the Company.

G.   Special Provisions for Group or Sponsored Arrangements

     Where permitted by state insurance laws, Contracts may be purchased under group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

     The charges and deductions described above may be reduced for Contracts issued in connection with group or sponsored arrangements. Such arrangements may include sales without or reduced mortality and expense risk charges and/or without annual fees and/or Surrender Charges. The Company will reduce the above charges and deductions in accordance with its rules in effect as of the date an application for a Contract is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated purchase payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Contract vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Contracts are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

     The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected contract owners and all other contract owners with contracts funded by the Separate Account.

FIXED ACCOUNT

Owners may allocate Purchase Payments and transfer amounts from the Separate Account to the Fixed Account, in which case such amounts are held in the General Account of the Company. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Account. More information regarding the Fixed Account may be obtained from the Company's home office or from a sales representative.

General Description

The Company's obligations with respect to the Fixed Account are supported by the Company's General Account. Subject to applicable law, the Company has sole discretion over the investment of the assets in the General Account.

The Company guarantees that Purchase Payments allocated to the Fixed Account will accrue interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually. Each Purchase Payment or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each Purchase Payment or amount transferred until the end of the Contract Year.

Each Anniversary the Company declares a renewal interest rate that is guaranteed and applies to the Fixed Account Value in existence at that time. This rate applies until the end of the Contract Year. Interest is earned daily and compounded annually at the end of each Contract Year. Once credited, such interest will be guaranteed and will become part of the Accumulated Value in the Fixed Account from which deductions for fees and charges may be made.

Charges under the Contract are the same as when the Separate Account is being used, except that the 1.25% per year charged for mortality and expense risks and, if applicable, the .15% per year charged for administrative expenses are not imposed on amounts of Accumulated Value in the Fixed Account.

Fixed Account Value

The Contract's Fixed Account Value on any Valuation Date is the sum of the Purchase Payments allocated to the Fixed Account, plus any transfers from the Separate Account, plus interest credited to the Fixed Account, less any surrenders, Surrender Charges, Annual Fees or Transaction Fees allocated to the Fixed Account or transfers to the Separate Account.

Fixed Account Transfers, Total and Partial Surrenders

Amounts in the Fixed Account are generally subject to the same rights and limitations and will be subject to the same charges as are amounts allocated to the Divisions of the Separate Account with respect to total and partial surrenders. See "Total and Partial Surrenders."

Transfers out of the Fixed Account have special limitations. No transfers from the Fixed Account may be made after the Retirement Date. Prior to the Retirement Date, Owners may transfer part or all of the Accumulated Value from the Fixed Account to the Separate Account in one of two ways, a single transfer or pursuant to scheduled transfers, both of which are described below. An Owner may not make both a single transfer and scheduled transfers during the same Contract Year.

         Single Transfer. A single transfer in an amount not to exceed 25% of the Owner's Fixed Account Value as of the later of the Contract Date or the last Anniversary, may be made each Contract Year during the 30-day period following the Contract Date or Anniversary. A transfer request must be made by the owner within such 30-day period. An Owner may transfer up to the entire Fixed Account Value if the Owner's Fixed Account Value is less than $1,000 or the renewal interest rate declared for the Owner's Fixed Account Value is more than one percentage point lower than the average of the Owner's total Fixed Account Value earnings for the preceding Contract Year. The Company will notify the Owner if the renewal interest rate falls to that threshold. The minimum transfer amount is $100 (or, if less, the entire amount of the Fixed Account Value).


         Scheduled Transfers. The Owner may elect to have automatic transfers completed on a monthly basis from the Fixed Account to any Division of the Separate Account. Scheduled transfers are available from the Fixed Account only if the Owner's Fixed Account Value equals or exceeds
         $5,000 at the time scheduled transfers are initiated. (The Company reserves the right to change that amount but it will never exceed $10,000.) An Owner may establish scheduled transfers by sending a written request to the Company at its home office or by telephone. Scheduled transfers will be completed on a monthly basis on the date (other than the 29th, 30th or 31st) specified by the Owner. If the requested date is not a Valuation Date, the transfer will be completed on the next valuation date following such specified date. Scheduled monthly transfers of an amount not to exceed 2% of the Owner's Fixed Account Value at the beginning of the Contract Year or current value will continue until the Fixed Account Value is exhausted or until the Owner notifies the Company to discontinue the scheduled transfers. The minimum transfer amount is $100 (or, if less, the entire amount of the Fixed Account Value). The beginning of the Contract Year value will be used to calculate the 2% unless the Owner specifies current value. If the Owner discontinues the scheduled transfers, transfers may not begin again without the Company's prior approval.


GENERAL PROVISIONS

The Contract

The Contract, copies of any applications, amendments, riders, or endorsements attached to the Contract, the Contract current data page, and copies of any supplemental applications, amendments, endorsements, or revised Contract pages or Contract data pages which are mailed to the Owner are the entire Contract. Only the Company's corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by one of these representatives of the Company.

Postponement of Payments

Any total or partial surrender to be made from the Contract will be made within seven days after acceptable Notice for such payment is received by the Company, or such earlier date as required by law. However, payment of any amount upon total surrender, partial surrender, death, or the transfer to or from a Division of the Separate Account may be deferred during any period when the right to redeem Mutual Fund shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Mutual Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Mutual Fund to fairly determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders. If any deferment of a surrender is in effect and has not been cancelled by written notification to the Company within the period of deferment, the amount to be withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and the surrender will be made within seven days thereafter.

The Company may also defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear. The Company may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to 6 months.

Misstatement of Age or Sex and Other Errors

If the age or, where applicable, gender of the Annuitant has been misstated, any amount payable will be that which would have been purchased at the correct age and gender. If the Company has made any overpayments because of incorrect information about age or gender, or any error or miscalculation, it will deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.

Assignment

Ownership of a non-qualified contract may be assigned. The Company assumes no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences. See "Federal Tax Matters."

An assignment must be made in writing and filed with the Company at its home office. Owner, Annuitant and Beneficiary rights are subject to any assignment of record at the Company's home office. Any amount paid to an assignee will be treated as a partial surrender and will be paid in a single sum.

Change of Owner

The Owner may change ownership of the Contract at any time. A request to change ownership must be in writing and must be approved by the Company. After the Company approves of the change, the change is effective as of the date the written request for the change was signed by the Owner. The waiver of the Contingent Deferred Sales Charge for withdrawals made due to a Critical Need of the Owner, is not available if Ownership is changed. See "Surrender Charge."

Beneficiary

Before the Retirement Date and while the Annuitant is living, the Owner may name or change the Owner's or Annuitant's Beneficiary or a successor Beneficiary by sending a written request of the change to the Company. Under certain retirement programs, however, spousal consent may be required to name or change a Beneficiary, and the right to name a Beneficiary other than the spouse may be subject to applicable tax laws and regulations. The Company is not responsible for the validity of any change. A change will take effect as of the date it is signed but will not affect any payments made or action taken before the Company receives and approves the written request. The Company also needs the consent of any irrevocably named person before making a requested change.

If no Beneficiary designated as the Annuitant's Beneficiary is living at the time of the Annuitant's death, any benefits otherwise payable under the Contract to the Beneficiary will be paid to the Owner, if living, otherwise to the Annuitant's estate. If a Beneficiary dies while receiving payments under the Contract, and if no other Beneficiary is then living, any remaining benefits owed under the Contract will be paid to such Beneficiary's estate.

Reports

We will mail to the Owner at the last known address of record a statement of the Owner's current Accumulated Value at least once each year prior to the Retirement Date and any reports required by any applicable law or regulation. After the Retirement Date, any reports will be mailed to the person receiving Benefit Option payments, rather than to the Owner.

Quarterly statements reflecting purchases and surrenders occurring during the quarter as wall as balance of units owned and account values.

RIGHTS RESERVED BY THE COMPANY

The Company reserves the right to make certain changes if, in its judgement, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, the Company will obtain the Owner's approval of the changes and approval from any appropriate regulatory authority. Such approval may not be required in all cases, however. Examples of the changes the Company may make include:

     o To transfer any assets in any Division to another Division, or to the Fixed Account; or to add, combine or eliminate Divisions in the Separate Account.

     o To substitute the shares of an Account for the Account shares held in any Division:

          1)   if shares of an Account are no longer  available for  investment;
               or

          2) if in the Company's judgement, investment in an Account becomes inappropriate considering the purposes of the Separate Account.

DISTRIBUTION OF THE CONTRACT

The Contract, which is continuously offered, will be sold primarily by persons who are insurance agents of or brokers for the Company authorized by applicable law to sell life and other forms of personal insurance and variable annuities. In addition, these persons will usually be registered representatives of Princor Financial Services Corporation, The Principal Financial Group, Des Moines, Iowa 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Princor Financial Services Corporation, the principal underwriter, is paid 6.5% of
Purchase Payments by Principal Mutual Life Insurance Company for the distribution of the Contract. The Contract may also be sold through other selected broker-dealers registered under the Securities Exchange Act of 1934 or firms that are exempt from such registration. Princor Financial Services Corporation is also the principal underwriter for various registered investment companies organized by the Company. Princor Financial Services Corporation is a wholly-owned subsidiary of Principal Holding Company. Principal Holding Company is a holding company and a wholly-owned subsidiary of the Company.

PERFORMANCE CALCULATION

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The Contract was not offered prior to June 16, 1994. However, shares in which Divisions of the Separate Account invest were offered prior to that date. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this Contract had the Contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the Statement of Additional Information.

From time to time the Separate Account advertises its Money Market Division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from Purchase Payments which, if included, would reduce the "yield" and "effective yield."

In addition, from time to time, the Separate Account will advertise the "yield" for certain other Divisions for the Contract. The "yield" of a Division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield."

Also, from time to time, the Separate Account will advertise the average annual total return of its various Divisions. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value. In this calculation the ending value is reduced by a Surrender Charge that decreases from 6% to 0% over a period of 7 years. The Separate Account may also advertise total return figures of its Divisions for a specified period that do not take into account the Surrender Charge in order to illustrate the change in the Division's unit value over time. See "Charges and Deductions" and "Surrender Charge."

VOTING RIGHTS

The Company shall vote Account shares held in Separate Account B at regular and special meetings of shareholders of each Account, but will follow voting instructions received from Owners of the Contract whose Accumulated Value includes amounts invested in the corresponding Division of the Separate Account.

The number of Account shares as to which an Owner has the voting interest will be determined by the Company as of a date which will not be more than ninety days prior to the meeting of the Account, and voting instructions will be solicited by written communication at least ten days prior to the meeting. The number of Account shares held in Separate Account B which are attributable to the Owner's interest in each Division is determined by dividing the value of the Owner's interest in that Division by the net asset value of one share of the underlying Account. Account shares for which Owners are entitled to give voting instructions, but for which none are received, and shares of the Account owned by the Company will be voted in the same proportion as the aggregate shares for which voting instructions have been received.

Proxy material will be provided to each Owner together with an appropriate form which may used to give voting instructions to the Company.

If the Company determines pursuant to applicable law that Account shares held in Separate Account B need not be voted pursuant to instructions received from Owners, then the Company may vote Account shares held in Separate Account B in its own right.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in the opinion of the Company are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. Owners should consult a qualified tax adviser as to the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts

Section 72 of the Internal Revenue Code ("Code") governs the taxation of annuities in general. Purchase Payments made under non-qualified contracts are not excludible or deductible from the gross income of the Owner or any other person. However, any increase in the Accumulated Value of a non-qualified contract resulting from the investment performance of the Separate Account or interest credit to the Fixed Account is generally not taxable to the Owner or other payee until received by him or her, as surrender proceeds, death benefit proceeds, or otherwise. The exception to this rule is that, generally, Owners who are not natural persons are immediately taxed on any increase in the Accumulated Value. However, this exception does not apply in all cases.

The following discussion applies generally to Contracts owned by natural persons.

In general, surrenders or partial surrenders under Contracts are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. If an Owner assigns or pledges any part of the value of a Contract, the value so pledged or assigned is taxed to the Owner as ordinary income to the same extent as a partial withdrawal.

With respect to Benefit Options payments, although the tax consequences may vary depending on the option elected under the Contract, until the investment in the Contract is recovered, generally only the portion of the payment that represents the amount by which the Accumulated Value exceeds the "investment in the contract" will be taxed. In general, an Annuitant's or other payee's "investment in the contract" is the aggregate amount of Purchase Payments made by him or her. After the "investment in the contract" is recovered, the full amount of any additional Benefit Option payments is taxable. Prior to recovery of the "investment in the contract," there is no tax on the amount of each payment which bears the same ratio to such payment that the "investment in the contract" bears to the total expected return under the Contract. The remainder of each Benefit Option payment is taxable. The taxable portion of a distribution is taxed as ordinary income.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by the Company or its affiliates to the same Owner within the same calendar year will be treated as if they were a single contract.

With respect to IRAs or IRA rollovers, there is a 10% penalty under the Code on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is (1) made on or after the Owner reaches age 59 1/2, (2) made to a Beneficiary on or after death of the Owner, (3) made upon the disability of the Owner, (4) part of a series of substantially equal periodic payments for the life or life expectancy of the Owner or the Owner and Beneficiary (5) made to pay medical expenses, (6) for certain unemployment expenses, (7) for first home purchases (up to $10,000) or
8) for higher education expenses. Premature distributions may result, for example, from an early Retirement Date, any early surrender, partial surrender or assignment of a Contract or the death of an Annuitant who is not the Owner prior to the Owner attaining age 59 1/2.

With respect to SIMPLE-IRAs, in place of the above 10% penalty on premature distributions, there is a 25% penalty on distributions made within two years of the initial contribution unless the distribution is made for one or more of the reasons listed in the preceding paragraph.

A transfer of ownership of a Contract, or designation of an Annuitant or other payee who is not also the Owner, may result in a certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any transfer or assignment of a Contract should contact a competent tax advisor with respect to the potential tax effects of such transactions.

Required Distributions for Non-Qualified Contracts

In order for a non-qualified contract to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires (a) if the person receiving payments dies on or after the Retirement Date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that person's death; and (b) if any Owner dies prior to the Retirement Date, the entire interest in the Contract will be distributed (1) within five years after the date of that Owner's death or (2) as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary. However, if the Owner's designated Beneficiary is the surviving spouse of the Owner, the Contract may be continued with the surviving spouse deemed to be the new Owner for purposes of Section 72(s). Where the Owner or other person receiving payments is not a natural person, the required distributions provided for in Section 72(s) apply upon the death of the primary Annuitant.

Generally, unless the Beneficiary elects otherwise, the above requirements will be satisfied prior to the Retirement Date by paying the death benefit in a single sum, subject to proof of the Owner's death. The Beneficiary, however, may elect by written request to receive a Benefit Option instead of a lump sum payment. However, if the election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the Beneficiary as if a single sum payment had been made.

IRA, SEP, SAR/SEP, SIMPLE-IRA and ROTH-IRA


The Contract may be used to fund IRAs, SEPs, SAR/SEPs , SIMPLE-IRAs and ROTH-IRAs. In addition, in certain states the Contract may be used for conversion of an existing IRA funded with a fixed annuity contract issued by the Company into a ROTH-IRA. The surrender charge that would otherwise be imposed on surrenders from the fixed annuity will be waived. The number of years that assets were in the fixed annuity contract will be credited to the new Contract for calculation of Surrender Charge. If an existing IRA is funded with this Contract is surrendered and the proceeds converted into ROTH-IRA funded with a fixed annuity contract issued by the Company, the surrender charges which would otherwise be imposed under this Contract will be waived. This conversion privilege is not available in New Jersey.


The tax rules applicable to Owners, Annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, Purchase Payments made under a retirement program recognized under the Code by or on behalf of an individual are excludible from the individual's gross income for tax purposes prior to the Retirement Date. The portion, if any, of any Purchase Payment made by or on behalf of an individual under a Contract that is not excluded from the individuals' gross income for tax purposes constitutes the individual's "investment in the contract." Aggregate deferrals under all plans at the employee's option may be subject to limitations. The tax implications of these plans are further discussed in the Statement of Additional Information under the heading "Taxation Under Certain Retirement Plans."

Withholding

Benefit Option payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

Mutual Fund Diversification


The United States Treasury Department has adopted regulations under Section 817(h) of the Code which establishes standards of diversification for the investment underlying the Contracts. Under this Code Section, Separate Account B investments must be adequately diversified in order for the increase in the value of non-qualified contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying Account must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an Account to meet the diversification requirements could result in tax liability to non-qualified contractholders.

The investment opportunities of the Accounts could conceivably be limited by adhering to the above diversification requirements. This would affect all Owners, including those Owners of contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of Iowa or his representatives at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

LEGAL OPINIONS

Legal matters applicable to the issue and sale of the Contracts, including the right of the Company to issue Contracts under Iowa Insurance Law, have been passed upon by Gregg R. Narber, Senior Vice President and General Counsel.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT

This Prospectus omits some information contained in the Statement of Additional Information (or Part B of the Registration Statement) and Part C of the Registration Statement which the Company has filed with the Securities and Exchange Commission. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor Financial Services Corporation. You may obtain a copy of Part C of the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

OTHER VARIABLE ANNUITY CONTRACTS

The Company currently offers other Variable Annuity Contracts that participate in Separate Account B. In the future, additional group or individual variable annuity contracts may be designated by the Company as participating in Separate Account B.

INDEPENDENT AUDITORS

The financial statements of Principal Mutual Life Insurance Company Separate Account B and the consolidated financial statements of The Principal Financial Group(R) (comprised of Principal Mutual Life Insurance Company and its subsidiaries) which are included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

FINANCIAL STATEMENTS

The consolidated financial statements of The Principal Financial Group(R) (comprised of the Company and its subsidiaries) which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

CONTRACTHOLDERS' INQUIRIES

Contractholders'   inquiries  should  be  directed  to:  Variable  Annuity,  The
Principal   Financial  Group,  P.O.  Box  9382,  Des  Moines,  Iowa  50306-9382,
1-800-247-9988.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

     The table of contents for the Statement of Additional Information is provided below.

                                TABLE OF CONTENTS
                                                                          Page

Independent Auditors   ................................................     3

Calculation of Yield and Total Return   ...............................     3

Taxation Under Certain Retirement Plans................................     4

Principal Mutual Life Insurance Company Separate Account B

     Report of Independent Auditors ...................................     7

     Financial Statements..............................................     8

The Principal Financial Group(R)

     Report of Independent Auditors ...................................    25

     Financial Statements..............................................    26


To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

                                Variable Annuity
                          The Principal Financial Group
                                  P.O. Box 9382
                           Des Moines, Iowa 50306-9382
                            Telephone: 1-800-247-9988


                                   APPENDIX A

The Company hereby offers to exchange the Contract described in this Prospectus ("PVA Contract") for certain outstanding Pension Builder Plus Variable Annuity Contracts ("Pension Builder Plus Contracts") issued in connection with Individual Retirement Annuity ("IRA") plans or programs, including SEPs and SAR-SEPs (but excluding employer-sponsored IRAs) adopted pursuant to Section 408 of the Internal Revenue Code or for such Pension Builder Plus Contracts the withdrawals from which may be transferred to the Contract described in this prospectus to fund an IRA. The Company reserves the right to terminate this exchange offer at any time. In considering whether to accept the exchange offer you should consult the Pension Builder Plus Contract Prospectus since the provisions and charges of the Pension Builder Plus Contract differ from those of the PVA Contract.

The Pension Builder Plus Contract may be exchanged at net asset value for the PVA Contract. To effect an exchange, the Company must receive from you (1) a completed application for the PVA Contract, (2) a written request and release for the exchange, and (3) the Pension Builder Plus Contract to be exchanged. The exchange will become effective as of the close of the Valuation Period in which all of these three items are received by the Company at its home office. A Participant's Investment Account Value of the Pension Builder Plus Contract will be determined as of the time the exchange becomes effective and will be transferred to the PVA Contract. No surrender charge otherwise applicable to the Pension Builder Plus Contract will apply to the surrender affecting the exchange. The PVA Contract's contingent deferred sales charge will be computed as if prior Purchase Payments for the Pension Builder Plus Contract have been made for the PVA Contract on the date of issue of the Pension Builder Plus Contract. The contingent deferred sales charge for additional Purchase Payments made under the PVA Contract after the transfer of the Accumulated Value from the Pension Builder Plus Contract will be computed based on the number of years that the additional Purchase Payments to which the withdrawal is attributed has been credited under the PVA Contract, as provided in this Prospectus.

Summary of Differences between Contracts

The Pension Builder Plus Contract and the PVA Contract differ substantially, as summarized below. There may be additional differences important to you and the prospectuses of both contracts should be reviewed carefully before making the exchange.

Contingent Deferred Sales Charge. The contingent deferred sales charge under the PVA Contract applies to all Purchase Payments received during any Contract Year. The contingent deferred sales charge for the Pension Builder Plus Contract is based upon the number of Contribution Years a Participant has been covered under the Contract (rather than on the year in which the Contribution was made). Thus, for certain Participants of the Pension Builder Plus Contracts, new Purchase Payments made after accepting the exchange offer would be subject to the contingent deferred sales charge under the PVA Contract, but new Purchase Payments made under the Pension Builder Plus Contract would not have been subject to such a charge, or would have been subject to a lesser charge had the offer been rejected.

The contingent deferred sales charge of the PVA Contract will be waived under all of the circumstances under which the contingent deferred sales charge to the Pension Builder Plus Contract would be waived and, in addition the PVA Contract's charge does not apply to:

     1.   any  amount   distributed   to  satisfy   the   minimum   distribution
          requirements of Section 401(a)9 of the Internal Revenue Code;

     2. where permitted by state law, to a withdrawal made after the first Anniversary as a result of the Owner's or Annuitant's Critical Need, as described in this Prospectus; and

     3.   to the Free Surrender Privilege as defined in this Prospectus.

Annual Fee versus Administration Charge. The PVA Contract is subject to an Annual Fee equal to the lesser of $30 or 2% of the Owner's Accumulated Value. The Annual Fee currently does not apply to Contracts that have an Accumulated Value of at least $30,000. In addition, the Company has reserved the right to assess each Division of the Separate Account with a daily administrative expense charge at an annual rate of .15% of the average daily net assets of the Division. This charge is not currently imposed. The Pension Builder Plus Contract is subject to annual Administration Charge equal to $25 plus an amount equal to .5% of the first $50,000 of the value of all Investment Accounts of the Participant under the Contract. Thus, the maximum annual Administration Charge under the Pension Builder Plus Variable Annuity Contract is $275.

Mortality and Expense Risks Charge. The annual mortality and expense risks charge of the PVA Contract is equal to 1.25% of the average daily net assets of the Separate Account. The mortality and expense risks charges applicable to the Pension Builder Plus Contract are 1.4965% (1.0001% for Rollover Individual Retirement Annuities) of the average daily net assets.

Death Benefit. The benefit payable on death of the annuitant or owner of the PVA Contract is the greater of :

     1. the Accumulated Value on the date the Company receives Notice of death; or

     2. Total Purchase Payments less any partial surrenders and Surrender Charges as of the date the Company receives Notice of death; or

     3. the death benefit that was in effect on any prior anniversary that is divisible equally by 7, plus any Purchase Payments and less any partial surrenders made after that Anniversary.

The death benefit payable under the Pension Builder Plus Contract is equal to the market value of a Participant's Investment Account Values as of the date the Company receives proof of death. The PVA Contract's death benefit thus will be at least equal to, and perhaps greater than, that of the Pension Builder Plus Contract.

Right to Examine after Exchange

Persons who, under the terms of this exchange offer, exchange their Pension Builder Plus Contract for the PVA Contract and subsequently revoke the PVA Contract within the time permitted, as described in the section of this Prospectus captioned "Right to Examine the Contract," will have their Pension Builder Plus Contract automatically reinstated as of the date of revocation. The refunded amount will be applied as the new current Accumulated Value under the reinstated Contract, which may be more or less than it would have been had no exchange and reinstatement occurred. The refunded amount will be allocated initially among the Divisions of the reinstated Pension Builder Plus Contract in the same proportion that the value in each Division bore to the transferred Accumulated Value on the date of the exchange of the PVA Contract. For purposes of calculating any contingent deferred sales charge under the reinstated Pension Builder Plus Contract, the reinstated Contract will be deemed to have been issued and to have received past Purchase Payments as if there had been no exchange.

                                     PART B

           PRINCIPAL MUTUAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

                   FLEXIBLE VARIABLE ANNUITY ("FVA") CONTRACT





                       Statement of Additional Information


                           dated ____________________


This Statement of Additional Information provides information about Principal Mutual Life Insurance Company Separate Account B Flexible Variable Annuity (the "Contract") in addition to the information that is contained in the Contract's Prospectus, dated _________________.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:



                                Variable Annuity
                          The Principal Financial Group
                                  P.O. Box 9382
                           Des Moines Iowa 50306-9382
                            Telephone: 1-800-247-9988



                                TABLE OF CONTENTS


Independent Auditors .....................................................   3

Calculation of Yield and Total Return.....................................   3

Taxation Under Certain Retirement Plans...................................   4

Principal Mutual Life Insurance Company Separate Account B

        Report of Independent Auditors....................................   6

        Financial Statements..............................................   7

The Principal Financial Group(R)

        Report of Independent Auditors....................................  24

        Financial Statements..............................................  25

INDEPENDENT AUDITORS

Ernst & Young LLP, Des Moines, Iowa, serve as independent auditors for Principal Mutual Life Insurance Company Separate Account B and The Principal Financial Group and perform audit and accounting services for Separate Account B and the The Principal Financial Group.

CALCULATION OF YIELD AND TOTAL RETURN

The  Separate  Account  may  publish   advertisements   containing   information
(including graphs, charts, tables and examples) about the performance of one or more of its Divisions.

The Contract was not offered prior to June 16, 1994. However, the Divisions invest in Accounts of the Principal Variable Contracts Fund, Inc. These Accounts correspond to open-end investment companies ("mutual funds") which, effective January 1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

           Old Mutual Fund Name                  New Corresponding Account Name
           --------------------                  ------------------------------
     Principal Aggressive Growth Fund, Inc.     Aggressive Growth Account
     Principal Asset Allocation Fund, Inc.      Asset Allocation Account
     Principal Balanced Fund, Inc.              Balanced Account
     Principal Bond Fund, Inc.                  Bond Account
     Principal Capital Accumulation Fund, Inc.  Capital Value Account
     Principal Emerging Growth Fund, Inc.       MidCap Account
     Principal Government Securities Fund, Inc. Government Securities Account
     Principal Growth Fund, Inc.                Growth Account
     Principal Money Market Fund, Inc.          Money Market Account
     Principal World Fund, Inc.                 International Account

The Accounts (under their former names) were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this Contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.

From time to time the Account advertises its Money Market Division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield."

In addition, from time to time, the Separate Account will advertise the "yield" for certain other Divisions for the Contract. The "yield" of a Division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield."

Also, from time to time, the Separate Account will advertise the average annual total return of its various Divisions. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 6% to 0% over a period of 7 years. The Separate Account may also advertise total return figures for its Divisions for a specified period that does not take into account the sales charge in order to illustrate the change in the Division's unit value over time. See "Charges and Deductions" in the Prospectus for a discussion of contingent deferred sales charges.

Following are the hypothetical average annual total returns for the period ending December 31, 1997 assuming the contract had been offered as of the effective dates of the underlying Accounts in which the Divisions invest:

                                                With Contingent Deferred                         Without Contingent
                                                        Sales Charge                            Deferred Sales Charge
                                                ------------------------                        ---------------------
           Division                     One Year       Five Year       Ten Year       One Year       Five Year       Ten Year
           --------                     --------       ---------       --------       --------       ---------       --------

Aggressive Growth Division                23.16           26.45(1)      26.45(1)        29.16           27.21(1)     27.21(1)
Asset Allocation Division                 10.72           11.93(1)      11.93(1)        16.72           12.96(1)     12.96(1)
Balanced Division                         10.46           10.64         11.56           16.46           11.17        11.56
Bond Division                              3.27            6.46          8.25            9.23            7.08         8.25
Capital Value Division                    20.94           15.89         13.80           26.94           16.33        13.80
Government Securities Division             3.08            5.38          8.00            9.02            6.02         8.00
Growth Division                           19.39           16.62(2)      16.62(2)        25.39           17.52(2)     17.52(2)
International Division                     4.85           10.24(2)      10.24(2)        10.85           11.28(2)     11.28(2)
MidCap Division                           15.23           16.28         16.83           21.23           16.72        16.83
Money Market Division                     -1.69            2.48          4.28            3.95            3.19         4.28

(1) Period from June 1, 1994 through  December 31, 1997.
(2) Period from May 2, 1994 through December 31, 1997.


TAXATION UNDER CERTAIN RETIREMENT PLANS

INDIVIDUAL RETIREMENT ANNUITIES

Purchase Payments. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $40,000 or less, or (3) are married and have adjusted gross income of $60,000 or less. Such individuals may establish an IRA for a spouse who makes no contribution to an IRA for the tax year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustments) exceeds the cut-off point ($40,000 for unmarried, $60,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000, and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000. Individuals whose spouse is an active participant in other retirement plans and whose combined adjusted gross income exceeds the cutoff point of $150,000 by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts.

An individual may make non-deductible IRA contributions to the extent of the excess of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner's death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of Owner and the Owner's designated Beneficiary; distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified contract, as described in the Prospectus.

Tax-Free Rollovers. The Code permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans or tax-deferred annuity plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS

Purchase Payments. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% or the employee's earned income. Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan ("SAR/SEP") on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $10,000 in 1998, which is indexed for inflation. Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs. SAR/SEPs may not be established after December 31, 1996.

Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)

Purchase Payments. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a Simple IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. These salary reduction contributions may not exceed $6,000 in 1998, which is indexed for inflation. Total salary reduction contributions are limited to $10,000 per year for any employee who makes salary reduction contributions to more than one plan. Employers are required to contribute to the SIMPLE IRA, which contributions may not exceed the lesser of: (1) The amount of salary deferred by the employee, (2) 3% of the employee's compensation, or (3) $6,000, if the employer contributes on a matching basis; or the lesser of: (1) 2% of the employee's compensation, or (2) $3,200, if the employer makes non-elective contributions. An employer may not make contributions to both a SIMPLE IRA and another retirement plan for the same calendar year.

Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee's first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.

Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee's first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)

Purchase  Payments.  Under  Section  408A  of the  Code,  Individuals  may  make nondeductible contributions to Roth IRA contracts up to $2,000. This contribution amount must be reduced by the amount of any contributions made to other IRAs for the benefit of the Roth IRA owner. The maximum $2,000 contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 and for joint filers with adjusted gross income between $150,000 and $160,000. If taxable income is recognized on the regular IRA, an IRA owner with adjusted gross income of less than $100,000 may convert a regular IRA into a Roth IRA. If the conversion is made in 1998, IRA income recognized may be spread over four years. Otherwise, all IRA income will need to be recognized in the year of conversion. No IRS 10% tax penalty will apply to the conversion.

Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner's death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59 1/2, dies, becomes disabled, or uses the funds for first-time home buyer expenses at the time of distribution. The five year period for converted amounts begins from the year of the conversion.



RF 581 B-7